Liquidity and Going Concern Uncertainty	12 Months Ended
Dec. 31, 2020
Liquidity and Going Concern Uncertainty
2. Liquidity and Going Concern Uncertainty
2.	Liquidity and Going Concern Uncertainty

Since its inception, the Company has not generated any revenue or commercialized any products. As of December 31, 2020, cash totaled $530,400 and the Company had an accumulated deficit of $28,079,798. For the years ended December 31, 2019 and 2020, the Company used $3,922,272 and $4,028,541, respectively, in operations. In January, February and March, 2021, the Company received proceeds from the issuance of subordinated convertible promissory notes of $1,566,000 from the Managing Members of the Company and other investors. In addition, in March, 2021 the Company received proceeds of $570,000 from the issuance of a Series 1d Preferred Unit offering, which is expected to fund operations through mid-June, 2021 (See Note 13) The Company has not commercialized any products or generated any revenues, and anticipates that it will continue to incur net losses for the foreseeable future. These factors raise substantial doubt about the Company’s ability to continue as a going concern for the one-year period following the date that these financial statements were issued.

Historically, the Company’s principal sources of cash have included proceeds from the issuance of common and preferred equity units and proceeds from the issuance of debt. The Company’s principal uses of cash have included cash used in operations, payments for license rights and payments relating to purchases of property and equipment. The Company expects that the principal uses of cash in the future will be for continuing operations, funding of research and development and general working capital requirements. The Company expects that as research and development expenses continue to grow, it will need to raise additional capital to sustain operations and research and development. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Management’s Plan to Continue as a Going Concern

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Until the Company can generate significant cash from operations, management’s plans to obtain such resources for the Company include proceeds from offerings of the Company’s equity securities or debt, or transactions involving product development, technology licensing or collaboration. Management can provide no assurance that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. Management is currently in the process of seeking additional equity financing, however management’s current plans do not alleviate substantial doubt about the Company’s ability to continue as a going concern.